UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 20, 2013

Respect Your Universe, Inc.
(Exact name of registrant as specified in its charter)

NEVADA	333-166171	20-0641026
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

818 North Russell Street Portland, OR	97227
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (503) 766-6420

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On February 20, 2013, we issued a press release announcing certain estimated financial and operating results for the quarter and year ended December 31, 2012. A copy of the press release is being furnished as Exhibit 99.1 to this report and is incorporated by reference into this Item 2.02.

Item 9.01	Financial Statements and Exhibits.

 (d)           Exhibits. The following exhibit is being furnished pursuant to Item 2.02 above.

Exhibit No.	Description

99.1	Press Release dated February 20, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Respect Your Universe, Inc.

Dated:	February 20, 2013

By:	/s/ Aaron Loreth
Aaron Loreth
Vice President and Corporate Secretary